Exhibit 99.8

CUSTODIAL AGREEMENT

THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the “Agreement”), dated as of October 26, 2005, by and among HSBC BANK USA, NATIONAL ASSOCIATION, not individually but solely as indenture trustee under the Indenture defined below (including its successors under such Indenture, the “Indenture Trustee”), PEOPLE’S CHOICE HOME LOAN SECURITIES CORP., as depositor (together with any successor in interest, the “Depositor”), WELLS FARGO BANK, N.A., as master servicer under the Sale and Servicing Agreement defined below (together with any successor in interest, in such capacity, the “Master Servicer”) and as securities administrator under the Sale and Servicing Agreement defined below (together with any successor in interest, in such capacity, the “Securities Administrator”), WELLS FARGO BANK, N.A., as custodian (together with any successor in interest or any successor appointed hereunder, the “Custodian”), PEOPLE’S CHOICE HOME LOAN SECURITIES TRUST SERIES 2005-4, as Issuer (the “Issuer”), EMC MORTGAGE CORPORATION, as servicer under the Servicing Agreement (the “Servicer”), and PEOPLE’S CHOICE HOME LOAN, INC., as subservicer under the Servicing Agreement (the “Subservicer”).

WITNESSETH THAT:

WHEREAS, the Depositor, the Master Servicer and Securities Administrator, the Indenture Trustee, People’s Choice Funding, Inc. (the “Seller”) and the Issuer have entered into a Sale and Servicing Agreement, dated as of October 1, 2005 (the “Sale and Servicing Agreement”), pursuant to which the Depositor sold certain mortgage loans to the Issuer; and

WHEREAS, the Issuer, the Indenture Trustee and the Securities Administrator have entered into an Indenture, dated as of October 26, 2005 (the “Indenture”), relating to the issuance of People’s Choice Home Loan Securities Trust Series 2005-4, Mortgage-Backed Notes, Series 2005-4 (the “Notes”), whereby the Issuer pledged such mortgage loans to the Indenture Trustee to secure the Issuer’s payment obligations on the Notes; and

WHEREAS, the Custodian has agreed to act as custodian for the Indenture Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor or the Master Servicer under the Sale and Servicing Agreement and the Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Indenture Trustee, the Depositor, the Master Servicer, the Servicer and the Subservicer and the Custodian hereby agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in Appendix A to the Indenture, unless otherwise required by the context herein.

ARTICLE II

CUSTODY OF MORTGAGE DOCUMENTS

Section 2.1. Custodian to Act as Agent: Acceptance of Mortgage Files. The Custodian, as the duly appointed custodial agent of the Indenture Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a)), receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Files as custodial agent for the Indenture Trustee, in trust, for the use and benefit of all present and future Noteholders.

Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments of Mortgage to the Indenture Trustee in a state that is specifically excluded from the Opinion of Counsel delivered by the Seller to the Indenture Trustee and the Custodian pursuant to the provisions of Section 2.01 of the Sale and Servicing Agreement, each such assignment shall be delivered by the Custodian to the Depositor for the purpose of recording it in the appropriate public office for real property records, and the Depositor, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

Section 2.3. Review of Mortgage Files.

(a) On or prior to the Closing Date, in accordance with Section 2.02(a) of the Sale and Servicing Agreement, the Custodian shall deliver to the Depositor, the Seller, the Indenture Trustee and the Issuer an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on the Schedule attached hereto (the “Mortgage Loan Schedule”). Items (i) and (iii) (pertaining to the delivery of mortgage notes (including any riders thereto) and assignments of mortgages to the Indenture Trustee) on Schedule A attached hereto have been delivered to the Custodian in blank. The Custodian is hereby authorized to stamp such mortgage notes (including any riders thereto) and assignments of the mortgages to “HSBC Bank USA, National Association, as Indenture Trustee under the Indenture relating to People’s Choice Home Loan Securities Trust Series 2005-4, Mortgage-Backed Notes, Series 2005-4.”

(b) Within 90 days of the Closing Date (or, with respect to an Substitute Mortgage Loan delivered to the Custodian, within five Business Days after the receipt by the Custodian thereof), the Custodian agrees, for the benefit of the Noteholders, to review the documents listed in Schedule A attached hereto and shall deliver to the Depositor, the Seller, the

Indenture Trustee and the Issuer an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that the Mortgage Notes relate, determined on the basis of Mortgagor Name, original principal balance and loan number, to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

(c) Not later than 180 days after the Closing Date, the Custodian agrees, for the benefit of the Noteholders, to review, the documents listed in Schedule A attached hereto, and shall deliver to the Depositor, the Seller, the Indenture Trustee and the Issuer a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files. In performing such review under this Section 2.3, with respect to the documents listed in clauses (iv), (v) and (vi) of Schedule A hereto, the Custodian’s obligations shall only extend to those documents actually delivered to Custodian.

(d) In reviewing the Mortgage Files as provided herein and in the Sale and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectability, perfection, priority, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

Upon receipt of written request from the Indenture Trustee, the Custodian shall, as soon as practicable, but in any event, no later than two Business Days after receipt of the request, supply the Indenture Trustee with a list of all of the documents relating to the Mortgage Loans missing from the Mortgage Files.

Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Depositor in the Sale and Servicing Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Depositor, the Seller, the Servicer and the Indenture Trustee.

Section 2.5. Custodian to Cooperate: Release of Mortgage Files. Upon receipt of written notice from the Indenture Trustee that the Seller has repurchased a Mortgage Loan pursuant to Article II of the Sale and Servicing Agreement and a Request for Release (in the form of Exhibit Four hereto) certifying that the purchase price therefor has been deposited in the Payment Account, then the Custodian agrees to promptly release to the Seller the related Mortgage File.

Upon the Custodian’s receipt of a Request for Release signed by a Servicing Officer of the Servicer or the Subservicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees promptly to release to the Servicer or the Subservicer the related

Mortgage File. The Depositor shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Substitute Mortgage Loan.

From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Servicer or the Subservicer shall (or if the Servicer or the Subservicer does not, the Master Servicer may) deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the Mortgage File be released to the Servicer or the Subservicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File to the Servicer or the Subservicer. The Servicer or the Subservicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefore by the Servicer or the Subservicer no longer exists, unless (a) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Payment Account or (b) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer or the Subservicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

At any time that the Servicer or the Subservicer is required to deliver to the Custodian a Request for Release, the Servicer or the Subservicer shall deliver two copies of the Request for Release, if delivered in hard copy or the Servicer or the Subservicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, such Request for Release shall be followed by an assignment of mortgage executed by the Indenture Trustee, prepared by and at the request of the Servicer, the Subservicer or Master Servicer, without recourse, representation or warranty from the Indenture Trustee to the Seller and the related Mortgage Note shall be endorsed without recourse by the Indenture Trustee (if not in blank) and be returned to the Seller. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Indenture Trustee and returned to the Servicer or the Subservicer.

Section 2.6. Assumption Agreements. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Sale and Servicing Agreement, the Master Servicer, to the extent provided in the related Servicing Agreement, shall cause the Servicer or the Subservicer to notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE III

CONCERNING THE CUSTODIAN

Section 3.1. Custodian as Bailee and Custodial Agent of the Indenture Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File that are delivered to the Custodian, the Custodian is exclusively the bailee and custodial agent of the Indenture Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Indenture Trustee and the Noteholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and in Article II of the Sale and Servicing Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or Mortgage File shall be delivered by the Custodian to the Depositor, the Seller, the Servicer, the Subservicer or the Master Servicer or otherwise released from the possession of the Custodian. Although the Custodian is designated as custodial agent of the Indenture Trustee to the extent provided herein, the Custodian is not subject to the supervision of the Indenture Trustee in respect of the manner in which it accomplishes the performance of its duties and obligations hereunder.

Section 3.2. Reserved.

Section 3.3. Custodian May Own Certificates. The Custodian, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have had if it were not Custodian.

Section 3.4. Custodian’s Fees and Expenses.

(a) The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, as agreed to between the Master Servicer and the Custodian. The Custodian shall be reimbursed from the Trust for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith, pursuant to Section 4.05 of the Sale and Servicing Agreement (subject to the limitation set forth in such Section), and Section 3.05(e) of the Indenture.

(b) Additionally, the Custodian and its directors, affiliates, officers, agents and employees shall be indemnified by the Trust and held harmless against any and all liabilities, obligations, losses, damages, suits, costs and expenses that may be imposed on, incurred by, or asserted against it or them in any way arising out of this Custodial Agreement or any action taken or not taken by them hereunder, unless such liabilities, obligations, losses, damages, suits, costs and expenses were imposed on, incurred by, or asserted against the Custodian because of a breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, affiliates, officers, agents and employees. The right to indemnify under Section 3.4(b) shall survive the termination of this Agreement or the earlier resignation or removal of the Custodian.

Section 3.5. Custodian May Resign; Indenture Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such written notice of resignation, the Indenture Trustee shall either take custody of the Mortgage Files itself and give prompt written notice thereof to the Depositor, the Master Servicer, the Servicer, the Subservicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Indenture Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such written notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

The Indenture Trustee may remove the Custodian at any time with the consent of the Master Servicer. In such event, the Indenture Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Servicer, the Subservicer or the Depositor.

Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Indenture Trustee shall give prompt notice to the Depositor, the Master Servicer, the Servicer and the Subservicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Indenture Trustee without the prior approval of the Depositor, the Master Servicer, the Servicer and the Subservicer.

Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

Section 3.8. Rights of the Custodian.

(a) The Custodian shall be under no duty or obligation to inspect, review or examine the Mortgage Files to determine that the contents thereof are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

(b) The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian’s compensation or for reimbursement of its expenses.

(c) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy, perfection or priority or any lien upon or security interest in any Mortgage File.

(d) Any other provision of this Agreement to the contrary notwithstanding, the Custodian shall have no notice, and shall not be bound by any of the terms and conditions of any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement unless the Custodian is a signatory party to that document or agreement.

(e) The duties and obligations of the Custodian shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns. In the event that any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

(f) The Custodian may consult with counsel selected by the Custodian with regard to legal questions arising out of or in connection with this Agreement, and the written opinion of such counsel shall be full and complete authorization and protection in respect of any action reasonably taken, omitted or suffered by the Custodian in good faith and in accordance therewith.

(g) No provision of this Agreement shall require the Custodian to expend or risk its own funds, to take any legal action hereunder or to otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

(h) The Custodian shall be regarded as making no representations and having no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of any of the Mortgage Loans and shall not be required to, and shall not, make any representations as to the validity, value or genuineness of Mortgage Loans.

(i) The Custodian may rely on and shall be protected in acting in good faith upon any certificate, instrument, opinion, notice, magnetic tape, letter, telegram or other document, or any security, delivered to it and in good faith believed by it to be genuine and to have been signed by the proper party or parties; but in the case of any request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms prima facie to the requirements of this Custodial Agreement. The Custodian may rely on and shall be protected in acting in good faith upon the written instructions of the Indenture trustee, the Master Servicer, the Servicer and the Subservicer.

(j) The Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection therewith, except in the case of negligent performance or omission.

(k) The Custodian shall have no obligation to verify the receipt of any such documents the existence of which was not made known in writing to the Custodian.

(l) The Custodian shall have no obligation to determine whether the recordation of any document is necessary.

(m) In no event shall the Custodian or its directors, affiliates, officers, agents, and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto provided, however, that an Opinion of Counsel is provided to the Indenture Trustee, at the expense of the requesting party, to the effect that such modification, amendment or supplement has no adverse effect on the Noteholders. The Indenture Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Sale and Servicing Agreement and furnish the Custodian with written copies thereof.

Section 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor and at the Trust’s expense, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Depositor to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Noteholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

Section 4.6. Additional Terms Regarding Indenture. The Indenture Trustee shall have only such duties and obligations under this Agreement as are expressly set forth herein, and no implied duties on its part shall be read into this Agreement. In entering into and acting under this Agreement, the Indenture Trustee shall be entitled to all of the rights, immunities, indemnities and other protections set forth in Article VI of the Indenture.

{Signatures appear on the following two pages.}

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:	HSBC BANK USA, NATIONAL ASSOCIATION, not individually but solely as Indenture Trustee
452 Fifth Avenue New York, New York 10018

By:
Name:
Title:

Address:	PEOPLE’S CHOICE HOME LOAN SECURITIES CORP.

7515 Irvine Center Drive Irvine, California 92618

By:
Name:
Title:

Address:	WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator

9062 Old Annapolis Road Columbia, Maryland 21045-1951

By:
Name:
Title:

Address:	WELLS FARGO BANK, N.A., as Custodian

24 Executive Park, Suite 100 Irvine, California 92614

By:
Name:
Title:

Address:	PEOPLE’S CHOICE HOME LOAN SECURITIES TRUST SERIES 2005-4

Rodney Square North 1100 North Market Street Wilmington, Delaware 19801	By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

{Signature Page One to Custodial Agreement}

Address:	EMC MORTGAGE CORPORATION, as Servicer
_____________________
_____________________

By:
Name:
Title:

Address:	PEOPLE’S CHOICE HOME LOAN, INC., as Subservicer
_____________________
_____________________

By:
Name:
Title:

{Signature Page Two to Custodial Agreement}

STATE OF	)
	)	ss.:
COUNTY OF	)

On the 26th day of October, 2005, before me, a notary public in and for said State, personally appeared ____________________, known to me to be a ____________________ of HSBC Bank USA, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[SEAL]

STATE OF	)
	)	ss.:
COUNTY OF	)

On the 26th day of October, 2005, before me, a notary public in and for said State, personally appeared ____________________, known to me to be a _____________________ of People’s Choice Home Loan Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF MINNESOTA	)
	)	ss.:
COUNTY OF HENNEPIN	)

On the 26th day of October, 2005, before me, a notary public in and for said State, personally appeared ____________, known to me to be a _____________________ of Wells Fargo Bank, National Association, one of the parties that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
	)	ss.:
COUNTY OF HOWARD	)

On the 26th day of October, 2005, before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF DELAWARE	)
	)	ss.:
COUNTY OF NEW CASTLE	)

On the 26th day of October, 2005, before me, a notary public in and for said State, personally appeared ____________, known to me to be a _____________________ of Wilmington Trust Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

(Notarial Seal)

STATE OF	)
	)	ss.:
COUNTY OF	)

On the 26th day of October, 2005, before me, a notary public in and for said State, personally appeared ____________, known to me to be a ____________________ of EMC Mortgage Corporation, a ____________________ that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[SEAL]

STATE OF	)
	)	ss.:
COUNTY OF	)

On the 26th day of October, 2005, before me, a notary public in and for said State, personally appeared ____________, known to me to be a ____________________ of People’s Choice Home Loan, Inc, a ____________________ that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[SEAL]

SCHEDULE A

Pursuant to the Sale and Servicing Agreement the Depositor will deliver, or cause to be delivered, to the Custodian, on behalf of the Issuer, with respect to each Mortgage Loan:

(i) the original Mortgage Note, including any riders thereto, endorsed by the Seller or the originator, as applicable, without recourse, to “HSBC Bank USA, National Association, as Indenture Trustee under the Indenture relating to People’s Choice Home Loan Securities Trust Series 2005-4, Mortgage-Backed Notes, Series 2005-4,” with any intervening endorsements showing an unbroken chain of title from the originator to the Indenture Trustee, or with respect to a Mortgage Loan as to which the Mortgage Note has been lost, a lost note affidavit with indemnity and, if available, a copy of the lost Mortgage Note;

(ii) the original recorded Mortgage, with evidence of recording indicated thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document or if such original Mortgage has been lost, the Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

(iii) an original duly executed Assignment of the Mortgage in recordable form from the Seller or the originator, as applicable, to “HSBC Bank USA, National Association, as Indenture Trustee under the Indenture relating to People’s Choice Home Loan Securities Trust Series 2005-4, Mortgage-Backed Notes, Series 2005-4”;

(iv) the original intervening Assignments, if any and if available, with evidence of recording thereon, showing an unbroken chain of title to the Mortgage from the originator thereof to Person assigning it to the Indenture Trustee; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document, the Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

(v) the originals of each assumption, modification or substitution agreement, if any and if available, relating to the Mortgage Loan; and

(vi) the original title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof.

provided, however, that, in lieu of the foregoing, the Depositor may deliver to the Custodian the following documents, under the circumstances set forth below: (w) in lieu of the original Security Instrument (including the Mortgage), assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to such documents required to be included thereon, be

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delivered to recording offices for recording and have not been returned to the Depositor in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification by the Servicer, or its agent on its behalf, substantially to the effect that such copy is a true and correct copy of the original; (x) in lieu of the Security Instrument, assignment in blank or to the Indenture Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Depositor to such effect) the Depositor may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded or from the Depositor’s agent, escrow agent or closing attorney; (y) in lieu of the Mortgage Notes relating to the Mortgage Loans identified on Exhibit 1 to the Mortgage Loan Purchase Agreement, the Depositor may deliver lost note affidavits from the Seller; and (z) the Depositor shall not be required to deliver intervening assignments or Mortgage Note endorsements between the Seller and the Depositor, between the Depositor and the Issuer, and between the Issuer and the Indenture Trustee; and provided, further, however, that, in the case of Mortgage Loans that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Indenture Trustee, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Payment Account on the Closing Date.

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EXHIBIT ONE

FORM OF CUSTODIAN INITIAL CERTIFICATION

October 26, 2005

HSBC Bank USA, National Association,	People’s Choice Home Loan Securities Corp.
as Indenture Trustee	7515 Irvine Center Drive
452 Fifth Avenue	Irvine, California 92618
New York, New York 10018

People’s Choice Funding, Inc.	People’s Choice Home Loan Trust Series 2005-4
7515 Irvine Center Drive	c/o Wilmington Trust Company
Irvine, California 92618	Rodney Square North
1100 North Market Street
Wilmington, Delaware 19801

Attention:	People’s Choice Home Loan Securities Corp.
People’s Choice Home Loan Securities Trust Series 2005-4, Mortgage-Backed Notes, Series 2005-4

	Re:	Custodial Agreement, dated as of October 26, 2005, by and among HSBC Bank USA, National Association, People’s Choice Home Loan Securities Corp., Wells Fargo Bank, N.A., and People’s Choice Home Loan Securities Trust Series 2005-4, EMC Mortgage Corporation and People’s Choice Home Loan, Inc. relating to People’s Choice Home Loan Securities Trust Series 2005-4, Mortgage-Backed Notes, Series 2005-4

Ladies and Gentlemen:

In accordance with Section 2.3(a) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit) to the extent required in Section 2.3(a) to the above-captioned Custodial Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto. The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, perfection, priority, insurability, effectiveness or suitability of any such documents. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (x) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing in and to the Mortgage Note or other document or (y) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

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Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian

By:
Name:
Title:

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EXHIBIT TWO

FORM OF CUSTODIAN INTERIM CERTIFICATION

___________ , 20___

HSBC Bank USA, National Association,	People’s Choice Home Loan Securities Corp.
as Indenture Trustee	7515 Irvine Center Drive
452 Fifth Avenue	Irvine, California 92618
New York, New York 10018

People’s Choice Funding, Inc.	People’s Choice Home Loan Trust Series 2005-4
7515 Irvine Center Drive	c/o Wilmington Trust Company
Irvine, California 92618	Rodney Square North
1100 North Market Street
Wilmington, Delaware 19801

Attention:	People’s Choice Home Loan Securities Corp.
People’s Choice Home Loan Securities Trust Series 2005-4, Mortgage-Backed Notes, Series 2005-4

	Re:	Custodial Agreement, dated as of October 26, 2005, by and among HSBC Bank USA, National Association, People’s Choice Home Loan Securities Corp., Wells Fargo Bank, N.A., and People’s Choice Home Loan Securities Trust Series 2005-4, EMC Mortgage Corporation and People’s Choice Home Loan, Inc., relating to People’s Choice Home Loan Securities Trust Series 2005-4, Mortgage-Backed Notes, Series 2005-4

Ladies and Gentlemen:

In accordance with Section 2.3(b) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required in Section 2.3(b) to the above-captioned Custodial Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that subject to Section 2.3: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto. The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, perfection, priority, insurability, effectiveness or suitability of any such documents. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (x) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing in and to

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the Mortgage Note or other document or (y) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian

By:
Name:
Title:

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EXHIBIT THREE

FORM OF CUSTODIAN FINAL CERTIFICATION

___________ , 20___

HSBC Bank USA, National Association,	People’s Choice Home Loan Securities Corp.
as Indenture Trustee	7515 Irvine Center Drive
452 Fifth Avenue	Irvine, California 92618
New York, New York 10018

People’s Choice Funding, Inc.	People’s Choice Home Loan Trust Series 2005-4
7515 Irvine Center Drive	c/o Wilmington Trust Company
Irvine, California 92618	Rodney Square North
1100 North Market Street
Wilmington, Delaware 19801

Attention:	People’s Choice Home Loan Securities Corp.
People’s Choice Home Loan Securities Trust Series 2005-4, Mortgage-Backed Notes, Series 2005-4

	Re:	Custodial Agreement, dated as of October 26, 2005, by and among HSBC Bank USA, National Association, People’s Choice Home Loan Securities Corp., Wells Fargo Bank, N.A., and People’s Choice Home Loan Securities Trust Series 2005-4, EMC Mortgage Corporation and People’s Choice Home Loan, Inc. relating to People’s Choice Home Loan Securities Trust Series 2005-4, Mortgage-Backed Notes, Series 2005-4

Ladies and Gentlemen:

In accordance with Section 2.3(c) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required in Section 2.3(c) to the above-captioned Custodial Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that subject to Section 2.3: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto. The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, perfection, priority, insurability, effectiveness or suitability of any such documents. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (x) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing in and to

III-1

the Mortgage Note or other document or (y) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement or in the Sale and Servicing Agreement, as applicable.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian

By:
Name:
Title:

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EXHIBIT FOUR

REQUEST FOR RELEASE OF DOCUMENTS

To:	HSBC Bank USA, National Association (the “Indenture Trustee”) 452 Fifth Avenue New York, New York 10018 Attn.: PCHLT 2005-4

Wells Fargo Bank, N.A. (the “Custodian”) 24 Executive Park, Suite 100 Irvine, California 92614 Attn.: PCHLT 2005-4

RE:	Sale and Servicing Agreement, dated as of October 1, 2005 (the “Sale and Servicing Agreement”), among People’s Choice Home Loan Securities Trust Series 2005-4 as Issuer, People’s Choice Home Loan Securities Corp., as Depositor, HSBC Bank USA, National Association, as Indenture Trustee, Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer, EMC Mortgage Corporation, as Servicer, People’s Choice Home Loan, Inc., as Subservicer and People’s Choice Funding, Inc., as Seller.

In connection with the administration of the Mortgage Loans held by the Custodian for the benefit of the Indenture Trustee pursuant to the above-captioned Sale and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

This release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

1.	Mortgage Paid in Full and proceeds have been deposited into the Payment Account

2.	Foreclosure

3.	Substitution

4.	Other Liquidation

5.	Nonliquidation	Reason: ________________________________

6.	California Mortgage Loan paid in full

SERVICER OR SUBSERVICER

By:
(authorized signer)

Issuer:

Address:

Date: